UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2004

RADISYS CORPORATION

(Exact name of registrant as specified in its charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-26844 (Commission File Number)	93-0945232 (IRS Employer Identification No.)

5445 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 615-1100

No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibits are furnished with this report on Form 8-K:

Exhibit
Number	Description
99.1	Press Release, dated July 22, 2004

99.2	Text of conference call held July 22, 2004

Item 12. Results of Operations and Financial Condition.

     The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

     On July 22, 2004, RadiSys Corporation issued a press release announcing its results for the fiscal quarter ending June 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1. Additionally, on July 22, 2004, RadiSys Corporation held a conference call discussing its results for the fiscal quarter ending June 30, 2004. A copy of the text of this conference call is attached hereto as Exhibit 99.2.

     The conference call contained the following sentences that may be considered to have non-GAAP Financial Information as contemplated by SEC Regulation G, Rule 100:

“Revenues finished at $60.3 million, up $2.2 million on a recurring revenue basis, or about 4% sequentially from the first quarter, and up 23% from the second quarter of 2003.” “ As Scott mentioned, revenues finished at $60.3 million, up $2.2 million or about 4% sequentially from recurring first quarter revenue of $58 million and that’s up about 23% from the second quarter of 2003.”

“Our gross margin percentage for the second quarter was 33.2%. This is up from last quarter’s gross margin rate of 32.5% excluding Q1’s end of life inventory sale.”

“Operating expenses excluding intangible amortization and ESPP expense totaled $14.5 million, up about $600 thousand from last quarter.”

     Accordingly, we are providing the following tables, which reconcile the information to the corresponding GAAP-based measures presented in our Consolidated Statements of Operations in the accompanying press release. Management believes the presentation of these non-GAAP financial measures, in connection with the results of the fiscal quarter ended June 30, 2004, provides useful information to investors regarding our results of operations as these non-GAAP financial measures allow investors to better evaluate ongoing business performance and factors that influenced performance during the period under report. Management also uses these non-GAAP measures internally to monitor performance of business. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP.

Reconciliation of revenues to GAAP revenues (in thousands):

	Three Months Ended
	June 30, 2004	March 31, 2004
Revenues (GAAP):	$60,253	$61,115
Less: End-of-life inventory sale	—	(3,089)

Comparable revenues:	$60,253	$58,026

Reconciliation of gross margin as a percentage of revenues to GAAP gross margin as a percentage of revenues (in thousands):

	Three Months Ended
	June 30, 2004	March 31, 2004
Revenues (GAAP):	$60,253	$61,115
Cost of sales (GAAP):	40,231	42,297

Gross margin (GAAP):	$20,022	$18,818

Gross margin as a percentage of revenues (GAAP):	33.2%	30.8%

End-of-life inventory sale:	$—	$(3,089)

Comparable revenues (excluding end-of-life inventory sale)*:	$60,253	$58,026
Comparable cost of sales (excluding end-of-life inventory sale):	40,231	39,208

Comparable gross margin:	$20,022	$18,818

Comparable gross margin as a percentage of revenues:	33.2%	32.5%

* Based on the reconciliation of revenues to GAAP revenues.

Reconciliation of reported operating expenses to GAAP operating expenses (in thousands):

	Three Months Ended
	June 30, 2004	March 31, 2004
Operating Expenses (GAAP):	$15,334	$14,703
Less: Intangible amortization	(515)	(682)
Less: ESPP expense	(356)	(177)

Comparable operating expenses:	$14,463	$13,844

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION
an Oregon corporation

Date: July 27, 2004	By: /s/ Brian Bronson

Name: Brian Bronson
Title: Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated July 22, 2004

99.2	Text of conference call held July 22, 2004